UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 1-12358
reported): July 31, 1997


                          COLONIAL PROPERTIES TRUST
            (Exact name of registrant as specified in its charter)



                Alabama                               59-7007599
        (State of organization)                      (IRS Employer
                                                Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)

                          COLONIAL PROPERTIES TRUST


Item 5. Other Events


     Colonial Properties Trust (the Company), an Alabama real estate investment trust whose common shares are listed on the New York Stock Exchange under the symbol CLP, owns and operates commercial real estate through Colonial Realty Limited Partnership, a Delaware limited partnership and the "Operating Partnership" of Colonial Properties Trust. Through the Operating Partnership the Company has acquired one multifamily apartment community in Mississippi, one retail center in Florida, and one office property in Georgia (the Acquired Properties) since July 21, 1997 (the date of the last Form 8-K filed). The Company also currently has three probable acquisitions (two of which are portfolio acquisitions) which include one multifamily property located in Greenville, South Carolina (the Greenville Property), a portfolio of three retail properties located in Brunswick, Gainesville, and Valdosta, Georgia (the Georgia Malls), and a portfolio of eight retail properties located in Burlington, Mount Airy, Greensboro, Yadkinville, and Locust, North Carolina, Staunton and Abingdon, Virginia, and Chattanooga, Tennessee (the Retail Portfolio) (the Probable Properties). In connection with the acquisition of three of the Probable Properties, which has been structured as a like-kind exchange, the Company would dispose of four multifamily properties (the Exchanged Properties) totaling 2,096 aparment units. The following is a summary of the material terms of the transactions.

In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to one of the Acquired Properties and three of the Probable Properties are being filed because the Company has either (a) already acquired the properties and the book value of the properties, in the aggregate, are significant, or (b) deemed the acquisitions to be probable and the book value of the properties, in the aggregate, are significant.

Terms of Acquisition

The three Acquired Properties total 328 apartment units, 195,000 square feet of retail space, and 352,000 square feet of office space and were purchased at a combined purchase price of $80.8 million. The 12 Probable Properties total 350 apartment units and 2.9 million square feet of retail space, and would be purchased at a combined purchase price of $197.2 million. The combined completed and probable acquisitions would decrease the Company's multifamily portfolio to 13,631 apartment units (as discussed below), increase the Company's retail portfolio to 10.2 million square feet, and increase the Company's office portfolio to 1.9 million square feet. In connection with the acquisition of two of the Acquired Properties, the Company assumed existing mortgages totaling $42.7 million. The remainder of the purchase price of the Acquired Properties was financed through the issuance of limited partnership units in the Operating Partnership and advances on the Company's unsecured line of credit. In connection with the acquisition of two of the Probable Properties, the Company would assume existing mortgages totaling $5.7 million. In association with three of the Probable Properties, the Company would exchange four multifamily properties totaling 2,096 apartment units valued at $55.0 million. The purchase prices of the Probable Properties would be financed through the sale of the Exchanged Properties for $55 million, the issuance of limited partnership units in the Operating Partnership and advances on the Company's unsecured line of credit.

Description of Property
Acquired Properties

Mansell 400 Business Center--Atlanta, Georgia

On July 31, 1997, the Company completed the first phase of a planned merger which will ultimately merge the assets of Johnson Development Company, LLC. The first phase included the six existing office buildings at the Mansell 400 Business Center in Atlanta, Georgia. The six buildings, which were built in 1987 and 1996, include 352,000 square feet of office space with an average occupancy of 99% at the time of acquisition. The total transaction, which was valued at $48.5 million, was funded through the issuance of 540,235 limited partnership units in Colonial Realty Limited Partnership valued at $15.7 million, the assumption of debt totaling $31.7 million which bears interest at a weighted average rate of 8.42%, and an advance on the Company's unsecured line of credit. In connection with this transaction, the seller, William M. Johnson, was elected as a trustee of the Company.

Mark Trace--Jackson, Mississippi

On August 29, 1997, the Company acquired Mark Trace, a 328-unit apartment complex on approximately 26 acres of land in Jackson, Mississippi. The multifamily community was developed between 1995 and 1997, and was 98% leased at the time of acquisition. The purchase price of $17.9 million was financed through the assumption of debt totaling $11.0 million which bears interest at a weighted average rate of 8.09%, and an advance on the Company's unsecured line of credit. The average unit size is 1,045 square feet with average unit market rent of $637 per month.

Lakewood Plaza--Jacksonville, Florida

On October 14, 1997, the Company acquired Lakewood Plaza, a 195,000 square foot community shopping center in Jacksonville, Florida. The center, which was redeveloped in 1995, was 94% leased at the time of acquisition. Lakewood Plaza includes a 48,000 square foot Winn Dixie and a 10,000 square foot Beall's along with 137,000 square feet of specialty-shop space. The purchase price of $14.4 million was financed through the issuance of 74,709 limited partnership units in Colonial Realty Limited Partnership, valued at $2.1 million, and an advance on the Company's unsecured line of credit. The acquisition agreement provides for the Company to make an additional payment to the seller if certain lease-up conditions are satisfied. The Company expects to make an additional payment to the seller of approximately $.7 million pursuant to this provision.

Probable Properties

As described further below, the Company has entered into agreements to acquire the Probable Properties. The acquisition of each of the Probable Properties is subject to due diligence, definitive documentation of various agreements, and other material conditions. If these conditions are satisfied, the Company expects to complete these acquisitions during the next four weeks. There can be no assurance that the conditions will be satisfied; that the Company will in fact complete the acquisition of any or all of the Probable Properties; or that any Probable Property acquisition that is completed will occur on schedule.

Greenville Property--Greenville, South Carolina

The Company has entered into an agreement to acquire the Greenville Property, a 350-unit complex on approximately 25 acres of land in Greenville, South Carolina. The community was developed between 1995 and 1996, and is currently 90% leased. The Greenville Property would be acquired for a purchase price of $21.7 million, which would be financed through an advance on the Company's unsecured line of credit. The average unit size is 1,049 square feet with average unit market rent of $727 per month.

Georgia Malls--Brunswick, Gainesville, and Valdosta Georgia

The Company has entered into an agreement to acquire the Georgia Malls, which consists of three retail malls located in Brunswick, Gainesville, and Valdosta, Georgia for a total purchase price of $97 million. The Georgia Malls contains a total of 1.4 million square feet of gross leasable area. In connection with the acquisition of the Georgia Malls, which has been structured as a like-kind exchange, the Company has agreed to sell to a third party four multifamily properties (Ski Lodge I, Ski Lodge II, Ski Lodge III and Vieux Carre, containing a total of 2,096 apartment units) for a total sale price of $54.8 million. The purchaser of the multifamily properties will pay the sale price by assuming an existing mortgage of approximately $10 million and paying the remainder in cash. The cash portion of the sale price, together with an advance on the Company's unsecured line of credit, will be used to pay the purchase price of the Georgia Malls.

Retail Portfolio--North Carolina, Tennessee, and Virginia

The Company has entered into an agreement to acquire the Retail Portfolio, which consists of three enclosed malls located in Staunton, Virginia and Burlington and Mount Airy, North Carolina and five community shopping centers located in Abingdon, Virginia, Greensboro, Locust, and Yadkinville, North Carolina and Chattanooga, Tennessee. The Retail Portfolio contains 1.5 million square feet of gross leasable area and has a total purchase price of $78.5 million. The acquisition of the Retail Portfolio will be funded through the assumption of debt, the issuance of limited partnership units in Colonial Limited Limited Partnership, and an advance on the Company's unsecured line of credit.

                          COLONIAL PROPERTIES TRUST


Item 7.     Financial Statements and Exhibits


(a)   Financial Statements of Businesses Acquired or to be Acquired

                                                                  Page
      Historical Summary of Revenues and Direct
      Operating Expenses of Mark Trace Apartments....................6

      Historical Summary of Revenues and Direct
      Operating Expenses of Georgia Malls............................9

 (b)  Pro Forma Financial Information................................12

 (c)   Exhibits

      23.1  Letter re:  Consent of Independent Accountants...........21

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property--Mark Trace Apartments as defined in Note 1 for the year ended December 31, 1996. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property--Mark Trace Apartments.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property--Mark Trace Apartments for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                /s/ Coopers & Lybrand L.L.P.
                                                   COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
October 1, 1997


                    ACQUIRED PROPERTY--MARK TRACE APARTMENTS
                             HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                                     For the
                                                                    Year Ended
                                                                 December 31, 1996
                                                                 ----------------



 Revenues                                                          $ 1,696,957
                                                                   ------------

 Direct operating expenses:
     General operating expenses                                        151,237
     Salaries and benefits                                              48,396
     Repairs and maintenance                                            73,852
     Taxes, licenses, and insurance                                    138,696
                                                                   ------------

                                                                       412,181
                                                                   ------------

 Excess of revenues over direct
     operating expenses                                            $ 1,284,776
                                                                   ============





 See Note to Historical Summary of Revenues and Direct Operating Expenses.

                   ACQUIRED PROPERTY--MARK TRACE APARTMENTS
                        NOTE TO HISTORICAL SUMMARY OF
                    REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description--The accompanying Historical Summary consists of the revenues and direct operating expenses of Mark Trace Apartments, a multifamily property (the Acquired Property) located in Jackson, Mississippi. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $17.9 million.

      Basis of Presentation--The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

      Income Recognition--Revenue from rental property is recognized when due from tenants.

      Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees
Colonial Properties Trust

We have audited the Combined Historical Summary of Revenues and Direct Operating Expenses of the Georgia Malls (the Properties) as defined in Note 1 for the year ended December 31, 1996. This Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of Georgia Malls.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Georgia Malls for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                                /s/ Coopers & Lybrand L.L.P.
                                                   COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
October 17, 1997


                                THE GEORGIA MALLS
                         COMBINED HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                                     For the
                                                                    Year Ended
                                                                 December 31, 1996
                                                                 ----------------



 Revenues:
     Base and percentage rents                                    $ 10,008,715
     CAM reimbursement                                               3,636,354
     Other                                                             683,398
                                                                   ------------

                                                                    14,328,467
                                                                   ------------

 Direct operating expenses:
     General operating expenses                                      1,482,258
     Salaries and benefits                                             970,393
     Repairs and maintenance                                           880,018
     Taxes, licenses, and insurance                                    982,735
                                                                   ------------

                                                                     4,315,404
                                                                   ------------

 Excess of revenues over direct
     operating expenses                                           $ 10,013,063
                                                                   ============





See Notes to Combined Historical Summary of Revenues and Direct Operating Expenses.

                                  GEORGIA MALLS
                     NOTES TO COMBINED HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

     Description--The accompanying Combined Historical Summary consists of the revenues and direct operating expenses of the Georgia Malls, three retail properties (the Properties) located in Georgia. Colonial Properties Trust, through Colonial Realty Limited Partnership, has signed an agreement to purchase the Properties for a total of approximately $97.0 million.

     Basis of Presentation--The Combined Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

     Income Recognition--Revenue from rental property is recognized when due from tenants.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    Leasing Operations

      Minimum base rentals due in future periods under noncancelable operating leases extending beyond one year at December 31, 1996, are as follows:

                         1997                 $  8,146,832
                         1998                    7,396,880
                         1999                    6,891,847
                         2000                    6,263,596
                         2001                    5,557,440
                                               ------------

                                              $ 34,256,595
                                               ============

                            COLONIAL PROPERTIES TRUST
                             PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                               September 30, 1997
                                   (Unaudited)


The following unaudited pro forma consolidated condensed balance sheet reflects significant transactions effected by the Company after September 30, 1997 including the purchase of one of the three Acquired Properties, purchase of the twelve Probable Properties mentioned elsewhere herein (two of the three Acquired Properties were purchased prior to September 30, 1997 and are already reflected in the Company's historical balance sheet at September 30, 1997), and a proposed offering of preferred securities to the public.

This unaudited pro forma consolidated condensed balance sheet is not necessarily indicative of the actual financial position of the Company had the transactions been completed as of September 30, 1997, nor does it purport to represent the future financial position of the Company. The unaudited pro forma consolidated condensed balance sheet and related notes should be read in conjunction with the information appearing in the Company's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto and with the Company's March 31, 1997, June 30, 1997, and September 30, 1997 Quarterly Reports as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


                                Colonial Properties Trust
                      Pro Forma Consolidated Condensed Balance Sheet
                               September 30, 1997
                                 (In Thousands)
                                   (Unaudited)



                                              Colonial                         Colonial
                                             Properties          Pro          Properties
                                               Trust            Forma           Trust
                                             Historical      Adjustments      Pro Forma
                                           --------------   --------------  --------------
                                                (A)              (B)
ASSETS
Land, buildings, & equipment, net            $ 1,085,175        $ 157,260     $ 1,242,435
Undeveloped land and construction in progress     93,753                           93,753
Cash and equivalents                               3,254                            3,254
Restricted cash                                    2,831                            2,831
Accounts receivable, net                           5,440                            5,440
Prepaid expenses                                   2,947                            2,947
Deferred debt and lease costs                      7,014                            7,014
Investment in subsidiaries                         5,292                            5,292
Other assets                                       5,420                            5,420
                                           ==============   ==============  ==============
                                             $ 1,211,126        $ 157,260     $ 1,368,386
                                           ==============   ==============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes and mortgages payable                    $ 666,617         $ 15,638       $ 682,255
Accounts payable                                   5,432                            5,432
Accrued expenses                                  17,734                           17,734
Tenant deposits                                    3,739                            3,739
Unearned rent                                      1,467                            1,467
                                           --------------   --------------  --------------
    Total liabilities                            694,989           15,638         710,627
                                           --------------   --------------  --------------

Minority interest                                156,942           13,541         170,483
                                           --------------   --------------  --------------

Preferred shares of beneficial
  interest, $.01 par value                            -0-         121,063         121,063
Common shares of beneficial
  interest, $.01 par value                           209                              209
Additional paid-in capital                       393,264            7,018         400,282
Cumulative earnings                               70,397                           70,397
Cumulative distributions                        (104,211)                        (104,211)
Deferred compensation on restricted shares          (464)                            (464)
                                           --------------   --------------  --------------
    Total shareholders' equity                   359,195          128,081         487,276
                                           --------------   --------------  --------------

                                             $ 1,211,126        $ 157,260     $ 1,368,386
                                           ==============   ==============  ==============


                            COLONIAL PROPERTIES TRUST
                         NOTES TO PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                                   (Unaudited)


(A) Reflects the historical financial position of the Company as of September 30, 1997 as presented in the Company's Form 10-Q as filed with the Securities and Exchange Commission.

(B) Includes the acquisition of one of the three Acquired Properties, Lakewood Plaza, for a purchase price of $14.4 million. This property acquisition was financed through the issuance of limited partnership units in Colonial Realty Limited Partnership and advances on the Company's unsecured line of credit. Also includes the acquisition of the 12 Probable Properties; the Greenville Property for a purchase price of $21.7 million, the Georgia Malls for a purchase price of $97.0 million and the Retail Portfolio for a purchase price of $78.5 million. These property acquisitions would be financed through the issuance of limited partnership units in Colonial Realty Limited Partnership, the exchange of four multifamily properties in Alabama, advances on the Company's unsecured line of credit, the issuance of securities to the public, and the assumption of indebtedness on two of the properties.

                            COLONIAL PROPERTIES TRUST
                        PRO FORMA CONSOLIDATED CONDENSED
                            STATEMENTS OF OPERATIONS
                    For the Year Ended December 31, 1996 and
                    the Nine Months Ended September 30, 1997
                                   (Unaudited)


The following unaudited pro forma consolidated condensed statements of operations reflect significant transactions effected by the Company during 1997 which includes the purchase of the three Acquired Properties and the 12 Probable Properties mentioned elsewhere herein. In addition to the Acquired Properties, the following significant transactions are reflected in the unaudited pro forma consolidated condensed statements of operations: (i) the Company's equity offerings completed in January 1996, January 1997, and July 1997, (ii) the Operating Partnership's debt offerings completed in July 1996, December 1996, January 1997, July 1997, August 1997, and September 1997, (iii) the Company's acquisition of nine properties during 1997 other than the three Acquired Properties, and (iv) a proposed offering of preferred securities subsequent to September 30, 1997. The pro forma effects of all such transactions are included in the unaudited pro forma consolidated condensed statements of operations assuming the transactions had occurred as of January 1, 1996 and assuming the Company used the proceeds of the equity and debt offerings to repay outstanding indebtedness (see notes to unaudited pro forma consolidated condensed statements of operations).

These unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of the actual results of operations had the transactions been completed as of January 1, 1996, nor do they purport to represent the future results of the operations of the Company. The Company is not aware of any material factors relating to the Acquired Properties and Probable Properties, other than as disclosed in the footnotes to the unaudited pro forma consolidated condensed statements of operations, which would cause the combined historical summaries of revenues and direct operating expenses not to be necessarily indicative of future operating results.

The unaudited pro forma consolidated condensed statements of operations and related notes should be read in conjunction with the information appearing in the Company's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto and with the Company's March 31, 1997, June 30, 1997, and September 30, 1997 Quarterly Reports as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


                                        Colonial Properties Trust
                        Pro Forma Consolidated Condensed Statements of Operations
                                   For the year ended December 31, 1996
                                  (In Thousands, Except Per Share Data)
                                               (Unaudited)



                                                              For the year ended December 31, 1996
                                                       ---------------------------------------------------
                                                          Colonial                            Colonial
                                                         Properties            Pro           Properties
                                                            Trust             Forma             Trust
                                                         Historical         Adjustments       Pro Forma
                                                       ---------------   ---------------------------------
                                                             (A)               (B)
 Revenues:
     Rent                                                   $ 130,370          $ 40,316         $ 170,686
     Other                                                      4,511              (277)            4,234
                                                       ---------------   ---------------   ---------------
        Total revenue                                         134,881            40,039           174,920
                                                       ---------------   ---------------   ---------------

 Property operating expenses:
     General operating expenses                                 9,530             3,254            12,784
     Salaries and benefits                                      8,606               989             9,595
     Repairs and maintenance                                   13,073             3,154            16,227
     Taxes, licenses and insurance                             11,538             3,194            14,732
 General and administrative                                     4,071               358             4,429
 Depreciation                                                  22,025             7,827            29,852
 Amortization                                                   1,509                47             1,556
                                                       ---------------   ---------------   ---------------
        Total operating expenses                               70,352            18,823            89,175
                                                       ---------------   ---------------   ---------------
         Income from operations                                 64,529            21,216            85,745
                                                       ---------------   ---------------   ---------------

 Other income (expense):
     Interest expense                                         (24,584)           (2,357)          (26,941)
     Income from partnerships                                     835               (36)              799
     Gains from sale of property                                  468                -0-              468
     Minority interest in consolidated operating property          -0-               15                15
                                                       ---------------   ---------------   ---------------
        Total other expense                                   (23,281)           (2,378)          (25,659)
                                                       ---------------   ---------------   ---------------

     Income before extraordinary items and
        minority interest in CRLP                              41,248            18,838            60,086
 Extraordinary loss from debt extinguishment                     (511)              511                -0-
                                                       ---------------   ---------------   ---------------

     Income before minority interest in CRLP                   40,737            19,349            60,086
 Minority interest in CRLP                                     13,231             5,988            19,219
                                                       ---------------   ---------------   ---------------

     Net income                                              $ 27,506          $ 13,361          $ 40,867
 Preferred dividends                                               -0-           10,469            10,469
                                                       ---------------   ---------------   ---------------

     Net income available to common shareholders             $ 27,506          $  2,892          $ 30,398
                                                       ===============   ===============   ===============

 Net income per share                                          $ 1.58                              $ 1.45
                                                       ===============                     ===============

 Common shares outstanding                                     17,378                              20,934
                                                       ===============                     ===============



                                        Colonial Properties Trust
                        Pro Forma Consolidated Condensed Statements of Operations
                               For the nine months ended September 30, 1997
                                  (In Thousands, Except Per Share Data)
                                               (Unaudited)



                                                          For the nine months ended September 30, 1997
                                                       ---------------------------------------------------
                                                          Colonial                            Colonial
                                                         Properties            Pro           Properties
                                                            Trust             Forma             Trust
                                                         Historical         Adjustments       Pro Forma
                                                       ---------------   ---------------------------------
                                                             (A)               (B)
 Revenues:
     Rent                                                   $ 109,910          $ 23,451         $ 133,361
     Other                                                     19,562              (183)           19,379
                                                       ---------------   ---------------   ---------------
        Total revenue                                         129,472            23,268           152,740
                                                       ---------------   ---------------   ---------------

 Property operating expenses:
     General operating expenses                                 9,010             1,569            10,579
     Salaries and benefits                                      7,468               591             8,059
     Repairs and maintenance                                   13,204             1,964            15,168
     Taxes, licenses and insurance                             11,489             1,992            13,481
 General and administrative                                     4,272               175             4,447
 Depreciation                                                  22,426             4,611            27,037
 Amortization                                                     888                10               898
                                                       ---------------   ---------------   ---------------
        Total operating expenses                               68,757            10,912            79,669
                                                       ---------------   ---------------   ---------------
         Income from operations                                60,715            12,356            73,071
                                                       ---------------   ---------------   ---------------

 Other income (expense):
     Interest expense                                         (28,796)           (1,494)          (30,290)
     Income from partnerships                                     130               (13)              117
     Gains (losses) from sale of property                          (1)               -0-               (1)
     Minority interest in consolidated operating property        (179)               -0-             (179)
                                                       ---------------   ---------------   ---------------
        Total other expense                                   (28,846)           (1,507)          (30,353)
                                                        ---------------   ---------------   ---------------

     Income before extraordinary items and
        minority interest in CRLP                              31,869            10,849            42,718
 Extraordinary loss from debt extinguishment                   (3,408)            3,408                -0-
                                                       ---------------   ---------------   ---------------

     Income before minority interest in CRLP                   28,461            14,257            42,718
 Minority interest in CRLP                                      8,832             4,831            13,663
                                                       ---------------   ---------------   ---------------

     Net income                                              $ 19,629           $ 9,426          $ 29,055
 Preferred dividends                                               -0-            7,852             7,852
                                                       ---------------   ---------------   ---------------

     Net income available to common shareholders             $ 19,629           $ 1,574          $ 21,203
                                                       ===============   ===============   ===============

 Net income per share                                          $ 1.01                              $ 1.01
                                                       ===============                     ===============

 Common shares outstanding                                     19,414                              20,934
                                                       ===============                     ===============



                            COLONIAL PROPERTIES TRUST
                         NOTES TO PRO FORMA CONSOLIDATED
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)


(A) Reflects the Company's historical results of operations for the year ended December 31, 1996, as presented in the Company's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and the Company's historical results of operations for the nine months ended
     September 30, 1997 as presented in the Company's September 30, 1997 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q.

 (B) Reflects the operating results of the 12 properties acquired during 1997 (less the operations of two multifamily properties and one office property which were involved in two of the 1997 acquisitions, as discussed in the Company's Form 8-K filed July 21, 1997), and the 12 Probable Properties expected to be acquired during the fourth quarter of 1997, less the operations of the four properties exchanged in connection with one of the acquisitions, as mentioned elsewhere herein. The results included as pro forma adjustments for these properties include those operating results of the properties for the respective periods during which the Company did not own the properties. This column also reflects the net effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.

     Included elsewhere herein are Historical Summaries of Revenues and Direct Operating Expenses for one of the Acquired Properties and three of the Probable Properties. The pro forma statements of operations include certain adjustments made to these historical summaries as presented in the following table.

                                                 For the
                                               Year Ended
                                            December 31, 1996
                                              (in thousands)
                                              --------------
        Excess of revenues over direct
           operating expenses (1)
           Mark Trace Apartments                   $  1,285
           Georgia Malls                             10,013
           Other properties                          17,792
                                              --------------
                                                     29,090
        Less (Plus):
           Depreciation and
            amortization of property (2)              7,874
           Interest on acquisition
            financing, net of savings from debt
            and equity offerings (3)                  2,357
           Preferred stock dividends                 10,469
           Other adjustments                           (490)
                                              --------------
        Pro forma income before
        minority interest                          $  8,880
                                              ==============

     (1) The excess of revenues over direct operating expenses is based upon historical operations for the properties acquired or to be acquired during 1997 for the year ended December 31, 1996, as contained in the Historical Summary of Revenues and Direct Operating Expenses and the Combined Historical Summary of Revenues and Direct Operating Expenses included elsewhere herein for the properties whose December 31, 1996 financial results have been audited.

     (2) The asset basis used in the computation of depreciation includes a preliminary allocation of the purchase price to land, land improvements, building, and personal property, plus acquisition costs to date. Such allocation may be adjusted pending receipt of additional information. Depreciation has been computed using the straight line method with cost recovery periods of 7 to 40 years.

     (3) Includes interest expense incurred from sources of funds used to finance the acquisition of the Acquired Properties and Probable Properties including advances on the Company's unsecured line of credit, net of the effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                            COLONIAL PROPERTIES TRUST




Date:  October 29, 1997             /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer



Date:  October 29, 1997             /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer
                                    (Duly Authorized Officer
                                    and Principal Financial Officer)

                                                            Exhibit 23.1





                      Consent of Independent Accountants



We consent to the incorporation by reference in the registration statements of Colonial Properties Trust on Form S-8 related to certain restricted shares and stock options filed on September 29, 1994; Form S-8 related to the Non-Employee Trustee Share Plan filed on May 15, 1997; Form S-8 related to the Employee Share Purchase Plan filed on May 15, 1997; Form S-8 related to the Employee Share Option and Restricted Share Plan and the Non-Employee Trustee Share Option Plan filed on May 15, 1997; Form S-3 related to the Shelf Registration filed on January 8, 1997; Form S-3 related to the Shelf Registration filed on October 23, 1997; Form S-3 related to the Dividend Reinvestment Plan filed on April 11, 1995, as amended; and Form S-8 related to the registration of common stock issuable under the Colonial Properties Trust 401(K)/Profit-Sharing Plan filed on October 15, 1996, of our report dated October 1, 1997 on our audit of the Historical Summary of Revenues and Direct Operating Expenses of Acquired Property--Mark Trace Apartments; and our report dated October 17, 1997 on our audits of the Combined Historical Summary of Revenues and Direct Operating Expenses of the Georgia Malls which reports are included in this Form 8-K.



                                                  /s/ Coopers & Lybrand L.L.P.
                                                      COOPERS & LYBRAND L.L.P.


Birmingham, Alabama
October 29, 1997